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                                                                  Exhibit 10.2


                         UNITED STATES DISTRICT COURT
                       WESTERN DISTRICT OF PENNSYLVANIA
                              JOHNSTOWN DIVISION

--------------------------------------------
  JAMES E. ELLIS, GERALD BOOHER,
  MARK TILLER, RICHARD STASZAK,
  ANI WEAVER, JACK O'BRIEN and                    Case No. CV 06-00066
  JOSHUA DENT, on behalf of themselves
  and all others similarly situated,              Hon. Kim R. Gibson

                           Plaintiffs,            AMENDED JOINT STIPULATION OF
                                                  CLASS ACTION SETTLEMENT AND
                                                  RELEASE
                  v.

  EDWARD D. JONES & CO., L.P. and
  DOES 1 through 10, inclusive,



                           Defendants.
--------------------------------------------

         Plaintiffs James E. Ellis, Gerald Booher, Mark Tiller, Richard Staszak, Ani Weaver, Jack O'Brien, and Joshua Dent, individually and on behalf of all others similarly situated, and Defendant Edward D. Jones & Co., L.P., by and through their respective counsel of record, agree to resolve the above-captioned case through this Amended Joint Stipulation of Class Action Settlement and Release.

                                I. DEFINITIONS
                                --------------

         A. "CALIFORNIA ACTION" shall mean the class action currently pending in the United States District Court for the Northern District of California styled Randall Thill, individually and on behalf of all others similarly situated v. Edward D. Jones & Co., L.P., Case No. 05-0238186.

         B. "CALIFORNIA CLASS" or "CALIFORNIA CLASS MEMBERS" shall mean the named plaintiff and all individuals employed in the covered positions during the covered period provided for as part of the Joint Stipulation of Class Action Settlement and Release entered into between the parties to the California Action.

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         C. "CALIFORNIA COURT" shall mean the United States District Court for the Northern District of California.

         D. "CALIFORNIA JUDGMENT" shall mean entry of judgment granting final approval of the California Settlement and the dismissal of the California Action with prejudice.

         E. "CALIFORNIA SETTLEMENT" shall mean the settlement reached in the California Action and memorialized by and through the California Stipulation.

         F. "CALIFORNIA STIPULATION" shall mean the Joint Stipulation of Class Action Settlement and Release in the California Action.

         G. "CLAIM/EXCLUSION/OBJECTION DEADLINE" shall mean sixty (60) days following the date the Notice of Class Action Settlement is mailed to National Class Members by the Claims Administrator, as specified in Section IV of this Stipulation.

         H. "CLAIM FORM" shall mean Exhibit 2 to this National Stipulation, or any comparable form that is approved by the Parties and the Pennsylvania Court. Exhibit 2 shall be filed with the Pennsylvania Court no later than seven (7) days after the filing of the Parties' Motion for Preliminary Approval of the National Settlement.

         I. "CLAIMS ADMINISTRATOR" shall mean Rust Consulting, or any other administrator mutually agreed to by the Parties.

         J. "CLASS COUNSEL" shall mean the members of the Lead Counsel Committee (the "LCC") created pursuant to the Pennsylvania Court's Order of August 27, 2007.

         K. "CLASS REPRESENTATIVES" shall mean named Plaintiffs in the National Action James E. Ellis, Gerald Booher, Mark Tiller, Richard Staszak, Ani Weaver, Jack O'Brien, and Joshua Dent.

         L. "COMPENSABLE WORK MONTHS" shall mean the total number of full or partial months a National Class Member was employed by Edward Jones in a Covered Position for at

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least 15 calendar days during the Covered Period. For example, if a National
Class Member was employed as a Financial Advisor (a/k/a Investment Representative) in Pennsylvania from January 1, 2004 to April 16, 2004, that Class Member's Compensable Months would be four (4). Notwithstanding the foregoing, in no event shall a National Class Member's Compensable Months be less than one (1).

         M. "COVERED PERIOD" shall mean shall mean the following applicable time periods:

            1. For National Class Members employed in a Covered Position in the Commonwealth of Pennsylvania, any time between March 16, 2003 and the Preliminary Approval Date;

            2. For National Class Members employed in a Covered Position in the State of Ohio, any time between November 27, 2003 and the Preliminary Approval Date;

            3. For National Class Members employed in a Covered Position in the State of New York, any time between December 11, 2000 and the Preliminary Approval Date; and

            4. For National Class Members employed in any of the states within the United States with the exception of the States of California, Ohio, or New York, or the Commonwealth of Pennsylvania any time between August 16, 2003 and the Preliminary Approval Date.

         N. "COVERED POSITIONS" shall mean an individual's employment with Edward Jones as a Financial Advisor (a/k/a Investment Representative) and/or salaried or commissioned Financial Advisor Trainee.

         O. "EDWARD JONES" shall mean Defendant Edward D. Jones & Co., L.P., and include all of its former and present employees, officers, general partners, limited partners,


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directors, agents, attorneys, parents, predecessors, successors, assigns, subsidiaries, insurers, legal representatives, and related and/or affiliated entities.

         P. "MONTHLY PAYMENT" shall mean the Net Settlement Amount divided by the total number of Compensable Work Months for all National Class Members, regardless of whether they file claims.

         Q. "NATIONAL ACTION" shall mean the above-styled consolidated class/collective action currently pending in the United States District Court for the Western District of Pennsylvania, styled James E. Ellis, et al. v. Edward D. Jones & Co. L.P., Case No. 3:06-cv-00066-KRG. As consolidated, the National Action incorporates the following four class/collective actions:
James Ellis v. Edward D. Jones & Co., L.P. (W.D. Pa. 2006), Gerald Booher v. Edward D. Jones & Co., L.P. (W.D. Pa. 2006); Ani Weaver, on behalf of herself and all others similar situated v. Edward D. Jones & Co., L.P. (W.D. Pa.
2007); and Jack O'Brien, Joshua Dent, individually and on behalf of all others similarly situated v. Edward D. Jones & Co., L.P. (W.D. Pa. 2007).

         R. "NATIONAL CLASS" or "NATIONAL CLASS MEMBERS" shall mean all individuals (including Class Representatives James E. Ellis, Gerald Booher, Mark Tiller, Richard Staszak, Ani Weaver, Jack O'Brien, and Joshua Dent) who are or were employed by Edward Jones in Covered Positions during the Covered Period in any of the states within the United States, excluding the State of California. The Parties hereby stipulate that the National Class excludes individuals who are (or were) general partners of Edward Jones, but only for that portion of the Covered Period during which they were a general partner.

         For purposes of the National Settlement, the National Class or National Class Members shall include the following "NATIONAL SUBCLASSES":

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         a. "NATIONAL CLASS ONE" (State Law Class): All persons who were (or are) employed by Edward Jones in any state except the States of California, Mississippi, Alabama, and Florida, in Covered Positions during the Covered Period.

         b. "NATIONAL CLASS TWO" (Federal Law Class): All persons who were (or are) employed by Edward Jones in the States of Mississippi, Alabama, and Florida in Covered Positions during the Covered Period.

         S. "NATIONAL JUDGMENT" shall mean entry of judgment granting final approval of the National Settlement and dismissing the National Action with prejudice.

         T. "NATIONAL SETTLEMENT" shall mean the settlement reached in the National Action and memorialized by and through this document, the National Stipulation.

         U. "NATIONAL STIPULATION" shall mean this document, the Amended Joint Stipulation of Class Action Settlement and Release in the National Action.

         V. "NET SETTLEMENT AMOUNT" shall mean the net remainder of the Settlement Fund, including all accrued interest, after attorneys' fees, litigation costs and expenses, the Class Representatives' enhancement payments, and claims administration costs are deducted.

         W. "NOTICE OF CLASS ACTION SETTLEMENT" or "NOTICE" shall mean Exhibit 1 to this National Stipulation, or any comparable Notice that is approved by the Parties and the Pennsylvania Court. Exhibit 1 shall be filed with the Pennsylvania Court no later than seven (7) days after the filing of the Parties' Motion for Preliminary Approval of the National Settlement.

         X. "PARTICIPATING NATIONAL CLASS MEMBERS" shall mean National Class Members who timely submit valid Claim Forms in the method and manner described below in Section IV of this Stipulation.

         Y. "PARTIES" shall mean the Class Representatives, National Class Members, and Edward Jones.


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         Z. "PENNSYLVANIA COURT" shall mean the United States District Court for the Western District of Pennsylvania.

         AA. "PRELIMINARY APPROVAL DATE" shall mean the later of the date on which the California Court enters an order granting preliminary approval of the California Settlement, and the date on which the Pennsylvania Court enters an order granting preliminary approval of the National Settlement.

         BB. "REQUEST FOR EXCLUSION FORM" shall mean Exhibit 3 or any comparable form that is approved by the Parties and the Pennsylvania Court.
Exhibit 3 shall be filed with the Pennsylvania Court no later than seven (7) days after the filing of the Parties' Motion for Preliminary Approval of the National Settlement.

         CC. "SETTLEMENT ACCOUNT" shall mean an interest-bearing account at a financial institution of Edward Jones' choosing into which the Settlement Fund is to be deposited.

         DD. "SETTLEMENT FUND" shall mean the principal amount of Nineteen Million Dollars ($19,000,000.00) in cash, plus interest earned on the aforesaid amount while the funds are deposited in the Settlement Account.

         EE. "SETTLEMENT DOCUMENTS" shall collectively mean the Notice of Class Action Settlement, Claim Form, Request for Exclusion Form, and a postage-prepaid return envelope.

         FF. "SETTLEMENT EFFECTIVE DATE" shall mean the later of the following dates: (1) thirty-one (31) days following the later of the California Judgment or the National Judgment, provided that no notices of appeal are timely filed for the California Judgment or National Judgment; or (2) if notice(s) of appeal of the California Judgment and/or the National Judgment is/are timely filed, the date the appeal in the California Action and/or the National Action is/are dismissed or denied and the California Judgment and/or National Judgment is/are no longer subject to appeal or other appellate review.

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                                 II. RECITALS
                                 ------------

         A. This National Stipulation resolves several class and/or collective action lawsuits that seek recovery of overtime pay on behalf of individuals who are or were employed by Edward Jones in Covered Positions during the Covered Period throughout the United States, excluding the State of California.

         B. On March 16, 2006, Plaintiff James E. Ellis filed suit against Edward Jones in the Pennsylvania Court seeking overtime compensation pursuant to Pennsylvania state wage and hour laws on behalf of himself and other current and former Pennsylvania Edward Jones Financial Advisors (the "Ellis Action"). Edward Jones filed an Answer in the Ellis Action on or about July 6, 2006.

         C. On March 31, 2006, Plaintiff Gerald Booher filed suit against Edward Jones in the United States District Court for the Central District of California seeking overtime compensation pursuant to federal and California state wage and hour laws on behalf of himself and current and former Edward Jones Financial Advisors nationwide (the "Booher Action"). The Booher complaint was later amended to remove California state law claims and to add Mark Tiller and Richard Staszak as named Plaintiffs. The Booher Action was transferred to the Pennsylvania Court on July 20, 2006. On September 25, 2006, the Pennsylvania Court consolidated the Booher and Ellis Actions at Case No. CV 06-00066.

         D. On November 27, 2006, named Plaintiff Ani Weaver filed suit against Edward Jones in the Court of Common Pleas of Montgomery County, Ohio seeking overtime compensation pursuant to Ohio wage and hour laws on behalf of herself and other current and former Ohio Edward Jones Financial Advisors and Financial Advisor Trainees who have taken or trained to take securities registration examinations at any time after January 1, 2000 (the "Weaver Action"). The Weaver Action was removed to the United States District Court for the


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Southern District of Ohio on December 22, 2006 and then transferred to the
Pennsylvania Court. On April 20, 2007, the Pennsylvania Court consolidated the Weaver Action with the Ellis and Booher Actions at CV 06-00066.

         E. On December 11, 2006, named Plaintiffs Jack O'Brien and Joshua Dent filed suit against Edward Jones in the United States District Court for the Southern District of New York seeking overtime compensation under federal wage and hour laws on behalf of current and former Edward Jones Financial Advisors nationwide, and under New York wage and hour laws on behalf of current and former New York Edward Jones Financial Advisors (the "O'Brien Action"). The O'Brien Action was transferred to the Pennsylvania Court on April 19, 2007 and consolidated with the Ellis, Booher, and Weaver Actions at CV 06-00066 on May 23, 2007.

         F. As consolidated, the Ellis, Booher, Weaver, and O'Brien Actions constitute the National Action that is the subject of this National Stipulation and Settlement. On October 6, 2006, a Consolidated Amended Complaint was filed on behalf of Plaintiffs Ellis, Booher, Tiller, and Staszak. The Consolidated Amended Complaint asserted claims on behalf of all similarly situated current and former Financial Advisors nationally for (1) restitution of overtime wages due under the Fair Labor Standards Act, 29 U.S.C. section 201 et seq. ("FLSA"); and, (2) on behalf of Plaintiffs Ellis,
                   -------
Tiller and Staszak, and all similarly situated current and former Financial Advisors in the Commonwealth of Pennsylvania, for unpaid overtime wages pursuant to the Pennsylvania Minimum Wage Act of 1968 ("PMWA") as amended, 43 Pa. C.S.C. Section 333.1-1 et seq.; the Pennsylvania Minimum Wage Payment and Collection Law ("WPCL") 43 Pa. C.S.A. Section 260.1 et seq.; and the Pennsylvania Administrative Code (collectively, the PA Labor Laws").

         G. As part of this Settlement, Plaintiffs will file a Second Consolidated Amended Complaint formally incorporating allegations specific to the Weaver and O'Brien Actions. The


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Parties contemplate that such amendments shall specifically include allegations of jurisdiction under the Class Action Fairness Act for all National Class Members. Plaintiffs shall also formally incorporate the following into the Second Consolidated Amended Complaint: (a) allegations and claims brought pursuant to the applicable wage and hour law of each state; and
(b) allegations and claims brought pursuant to the consumer fraud, unfair merchandising practices or comparable law of each state, with the alleged violation of the FLSA serving as the predicate for such allegations and claims. By and through these amendments, Plaintiffs shall seek relief that is identical or comparable to the relief available under the FLSA, including but not limited to back pay, interest, costs, liquidated damages, attorneys' fees, injunctive relief and equitable relief. Plaintiffs' Second Consolidated Amended Complaint shall be filed within seven (7) days of the filing of the Parties' Motion for Preliminary Approval of the National Settlement.

         H. On October 19, 2005, the California Action was filed in California state court. That action, which (among other things) asserts California state wage-and-hour claims on behalf of current and former Edward Jones Financial Advisors in the State of California, was later removed to, and is now pending before, the California Court under the case style Randall Thill, individually and on behalf of all others similarly situated v. Edward D. Jones & Co., L.P., Case No. 05-0238186.

         I. Subsequent to the filing of the Consolidated Amended Complaint in this case, the parties conducted significant document discovery, which resulted in the production of over 400,000 pages of documents and nearly 150 videotapes by Edward Jones.

         J. Representatives of the Parties in this case (as well as representatives for the parties in the California Action) have participated in two mediations in an effort to resolve both the National Action and the California Action. On March 5 and 6, 2007, counsel for Ellis, Booher, Tiller and Staszak, along with counsel for plaintiffs in the California Action, participated


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in a settlement mediation in Atlanta conducted by Hunter Hughes, Esq., a well-respected and accomplished labor and employment mediator. Edward Jones was represented at the mediation by its national outside counsel and by its general counsel. Though significant progress was made at the mediation, the mediation was ultimately unsuccessful. Thereafter, Counsel for Ellis, Booher, Tiller and Staszak, and counsel for Edward Jones continued to exchange information after the mediation to facilitate additional settlement negotiations.

         K. The second mediation occurred on July 11, 2007 before David A. Rotman, Esq., another well-respected mediator. At the end of the second mediation, the parties from both the National Action and the California Action executed a document entitled "Memorandum of Agreement," which sets forth the essential terms of both the National Settlement and the California Settlement.

         L. This National Stipulation and the exhibits attached hereto constitute the entire agreement between the Parties and their counsel concerning the National Action and the National Settlement. No extrinsic oral or written representations or terms shall modify, vary or contradict the terms of the National Stipulation. The California Settlement will be the subject of a separate California Stipulation entered into in the California Action, and will be administered by the California Court. Upon its execution by all Parties in the National Action, and upon the execution of the California Stipulation by the parties in the California Action, the National Stipulation and the California Stipulation will supersede the July 11, 2007 Memorandum of Agreement as it pertains to both the National Settlement and the California Settlement. Both the National Stipulation and the California Stipulation are contingent upon the approval and administration of both the National Settlement and the California Settlement by the Pennsylvania Court and the California Court, respectively.

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         M. There are no undisclosed side agreements between the Parties or their counsel regarding the National Settlement. At all times, the negotiations leading to the National Settlement were adversarial, non-collusive, and at arm's-length.

         N. The Class Representatives believe the National Action is meritorious based on alleged violations of the FLSA and the laws of the Commonwealth of Pennsylvania and the States of New York and Ohio, and that the National Action is appropriate for class action treatment. Edward Jones denies any liability or wrongdoing of any kind associated with any of the facts or claims alleged in the National Action. Class Counsel represents that they have conducted a thorough investigation into the facts of this case, and have diligently pursued an investigation of the National Class Members' claims against Edward Jones. Based on their own independent investigation and evaluation, Class Counsel are of the opinion that the National Settlement is fair, reasonable, and adequate and is in the best interest of the National Class Members in light of all known facts and circumstances, including the risk of significant delay, and defenses asserted by Edward Jones. Edward Jones agrees that the National Settlement is fair, reasonable, and adequate.

         O. The Parties agree that the Pennsylvania Court shall certify the National Class described in Section I. R. above, solely for the purpose of implementing the terms of the National Settlement.

                           III. TERMS OF SETTLEMENT
                           ------------------------

         A. Settlement Fund: The Settlement Fund under the National Settlement
            ---------------
shall be apportioned as follows: (1) Nineteen Million Dollars ($19,000,000.00) less the sums set forth at (2) through (4) of this subparagraph A to pay the timely and valid claims of Participating National Class Members; (2) up to Four Million, Seven Hundred Fifty Thousand Dollars ($4,750,000.00) to pay attorneys' fees and up to Seventy-Five Thousand Dollars ($75,000.00) in

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litigation costs and expenses to Class Counsel, subject to the Pennsylvania
Court's approval; (3) Fifteen Thousand Dollar ($15,000.00) enhancement payments for each of the Class Representatives, subject to the Pennsylvania Court's approval; and (4) up to Two Hundred and Twenty-Five Thousand Dollars ($225,000.00) to pay the Claims Administrator for administering the National Settlement.

         B. Attorneys' Fees and Litigation Costs and Expenses: Class Counsel
            -------------------------------------------------
will move for an award of attorneys' fees equal to Four Million, Seven Hundred Fifty Thousand Dollars ($4,750,000.00), which amount represents twenty-five
(25) percent of the Settlement Fund. Class Counsel will also move for reimbursement of up to Seventy-Five Thousand Dollars ($75,000.00) in litigation costs and expenses incurred to compensate Class Counsel for the work already performed in the National Action and all work remaining to be performed in documenting the National Settlement, securing the Pennsylvania Court's approval of the National Settlement, administrating the National Settlement, ensuring that the National Settlement is fairly administered and implemented, and obtaining dismissal of the National Action with prejudice. Any and all motions submitted by Class Counsel in this regard must be consistent with the provisions of this Section. Edward Jones stipulates that it will not oppose any motion seeking attorneys' fees or litigation costs and expenses that is consistent with the provisions of this Section. Edward Jones will issue an IRS Form 1099 to Class Counsel for any attorneys' fees and litigation costs and expenses paid under this Section.

         C. Enhancements to Class Representatives: Conditioned upon the Class
            -------------------------------------
Representatives' execution of general releases in favor of Edward Jones, and subject to approval by the Pennsylvania Court, Edward Jones agrees to pay each of the seven (7) Class Representatives Fifteen Thousand Dollars ($15,000.00) as an enhancement for their service as Class Representatives, in addition to any payments they may otherwise receive as a National


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Class Members. Edward Jones will issue an IRS Form 1099 to each of the Class
Representatives for any enhancement payments paid under this Section. It shall be Class Counsel's responsibility to file a motion with the Pennsylvania Court seeking enhancement payments on behalf of the Class Representatives. Any and all motions submitted by Class Counsel in this regard must be consistent with the provisions of this Section. Edward Jones stipulates that it will not oppose any motion seeking enhancement payments that are consistent with the provisions of this Section.

         D. Distribution to National Class Members: The Net Settlement Amount
            --------------------------------------
shall be available for distribution to Participating National Class Members as follows:

            1. Settlement payments shall only be available to Participating National Class Members.

            2. Each Participating National Class Member will receive a settlement payment equal to the Monthly Payment multiplied by his or her Compensable Work Months, less the employee's share of taxes and withholding. For example, if a Participating National Class Member was employed for 28 Compensable Work Months and the Monthly Payment is Forty Dollars ($40.00), he or she would receive 28 x $40.00, or One Thousand One Hundred and Twenty Dollars ($1,120.00), less the employee's share of taxes and withholding.

            3. For income and payroll tax purposes, the Parties agree that 50 percent of each settlement payment constitutes wages, and the remaining 50 percent of each settlement payment constitutes liquidated damages. Each Participating National Class Member shall receive an IRS W-2 Form and an IRS Form 1099 for any amounts paid under this Section, from either the Claims Administrator or Edward Jones, as is appropriate. Edward Jones reserves the right to provide such reporting to those Participating National Class Members who are currently employed by it.

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         E. Deposit of Funds into Settlement Account: No later than five (5)
            ----------------------------------------
court days following the Preliminary Approval Date, Edward Jones will deposit the Settlement Fund into the Settlement Account.

                       IV. NOTICE AND THE CLAIMS PROCESS
                       ---------------------------------

         A. The Parties designate Rust Consulting as the Claims Administrator. The Claims Administrator will be responsible for locating National Class Members, mailing the Notice of Class Action Settlement, collecting Claim Forms, tracking returned Claim and Request for Exclusion Forms, responding to Class Member inquiries, calculating the amounts due to each National Class Member, issuing settlement checks, and performing such other duties as the Parties may direct.

         B. No later than ten (10) court days following the Preliminary Approval Date, Edward Jones will provide to Class Counsel and the Claims Administrator an electronic database ("Database") containing the following information with respect to each National Class Member: (1) his or her name;
(2) his or her last-known home address; (3) his or her last-known home telephone number; (4) his or her social security number; and (5) his or her dates of employment in each Covered Position during the Covered Period. The Database will be true and correct to the best of Edward Jones' knowledge. Neither Class Counsel nor the Claims Administrator shall use the Database for any purpose other than to administer the National Settlement.

         C. No later than thirty (30) court days following the Preliminary Approval Date, the Claims Administrator shall mail the Settlement Documents to the last-known address for each National Class Member, as reflected in the Database. Prior to the mailing, the Claims Administrator shall run the addresses through the U.S. Postal Service's National Change of Address database and update the Database as necessary.

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         D. Each Claim Form shall be pre-printed with the number of
Compensable Months that the National Class Member worked in a Covered Position during the Covered Period according to Edward Jones' records.

         E. In addition to the Settlement Documents provided to National Class Members by mail, the Parties will publish notice of the National Settlement in a newspaper and/or trade publication of national circulation.

         F. In order to qualify as a Participating National Class Member and receive a payment under the National Settlement, a National Class Member must complete a Claim Form and timely submit that Form to the Claims Administrator no later than the Claim/Exclusion/Objection Deadline. To be timely, Claim Forms must be completed in full, and signed under penalty of perjury. The date of submission of a Claim Form is deemed to be the date the Claim Form is deposited in the U.S. Mail, postage pre-paid, as evidenced by the postmark. The Claims Administrator shall review the Claim Form for timeliness and completeness. In the event a Claim Form is timely but is not complete, the Claims Administrator shall immediately notify the Class Member about the deficiency, and the Class Member shall have until seventy (70) days following the date of mailing of the Notice of Class Action Settlement to cure the deficiency. Notwithstanding this paragraph, the Claims Administrator shall have the discretion to honor any late, disputed or defective Claim Form upon a showing of good cause by the Class Member and after consultation with the Parties.

         G. With regard to any Settlement Documents that are returned to the Claims Administrator as undeliverable, the Claims Administrator will perform customary database searches or skip traces to locate a current address and, if a current address is located, shall promptly re-mail the Settlement Documents.

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         H. If a National Class Member disagrees with the number of
Compensable Months pre-printed on his or her Claim Form, the Class Member must write his or her correct dates of employment in each Covered Position during the Covered Period and provide documents (e.g., check stubs, cancelled checks, payroll documents, or registration records) evidencing his or her claim. The Compensable Months listed on the Claim Form are presumed to be accurate unless the Class Member proves otherwise. The Claims Administrator shall have the final authority to decide the number of Compensable Months worked by a Class Member, after consulting with the Parties.

         I. Any National Class Member who wishes to object to the National Settlement must file a written objection with the Pennsylvania Court, with copies to the Claims Administrator, Class Counsel, and Edward Jones' Counsel, no later than the Claim/Exclusion/Objection Deadline. Unless otherwise ordered by the Pennsylvania Court, National Class Members shall not be entitled to speak at the final approval hearing unless they have filed and served a timely written objection.

         J. Any National Class Member who wishes to be excluded from the National Settlement must complete the Request for Exclusion Form and submit that Form to the Claims Administrator no later than the Claim/Exclusion/Objection Deadline. The date of submission is deemed to be the date the form is deposited in the U.S. Mail, postage pre-paid, as evidenced by the postmark. Any National Class Member who submits a timely and valid Request for Exclusion shall receive no payment under this Settlement and shall not be bound by the release set forth in Section V of this Stipulation.

         K. The Parties will not, either directly or indirectly, discourage National Class Members from filing claims, nor will the Parties encourage National Class Members to object to, or request exclusion from, the National Settlement. However, the Claims Administrator has the


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right to contact National Class Members for the purpose of facilitating participation in the National Settlement upon a timely and reasonable request by any of the Parties. The Parties will provide the Claims Administrator with a script for making such following up contacts.

         L. No later than ten (10) court days following the Claim/Exclusion/Objection Deadline, the Claims Administrator shall fax or email a report (the "Report") to Class Counsel and Edward Jones' Counsel listing the following information: (1) the name and last-known address (as updated through the claims administration process) of each Participating National Class Member; (2) the name and last-known address of each National Class Member who submitted a timely and valid Request for Exclusion Form; (3) the overall percentage of National Class Members who submitted timely and valid Request for Exclusion Forms; and (4) for each Participating National Class Member (a) the gross settlement payment to that Participating National Class Member as calculated in Section III.D, before deduction of the employee's share of taxes and withholding; (b) the amount of the settlement payment attributed to wages; (c) the amount of the settlement payment attributed to liquidated damages; and (d) the net amount payable to the Participating National Class Member, after deduction of the employee's share of taxes and withholding.

         M. No later than five (5) court days following the Settlement Effective Date, Edward Jones shall wire transfer the Settlement Fund (including all interest that has accrued thereon) to the Claims Administrator.

         N. No later than ten (10) court days following the later of the Settlement Effective Date or the date the Pennsylvania Court enters an Order awarding enhancement payments to the Class Representatives, the Claims Administrator shall pay to the Class Representatives the enhancements that are awarded by the Pennsylvania Court from the Settlement Fund.

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         O. No later than ten (10) court days following the later of the
Settlement Effective Date or the date the Pennsylvania Court enters an Order awarding attorneys' fees and/or litigation costs and expenses, the Claims Administrator will pay to Class Counsel the attorney's fees and litigation costs and expenses that are awarded by the Pennsylvania Court from the Settlement Fund.

         P. No earlier than ten (10) court days following the Settlement Effective Date, the Claims Administrator may deduct from the Settlement Fund the fees and costs it has incurred in administering the National Settlement, which amount shall not exceed $225,000.00.

         Q. No later than fifteen (15) court days following the Settlement Effective Date, the Claims Administrator shall mail to each Participating National Class Member, at his or her last-known address as reflected in the Report, a settlement check representing the net amount listed on the Report. In the event that any settlement check is returned to the Claims Administrator as undeliverable, the Claims Administrator will use reasonable efforts to locate a current address for the Participating National Class Member and, if a current address is found, re-mail the check. The Claims Administrator shall be responsible for remitting all necessary taxes and withholdings to the appropriate governmental agencies; except that, Edward Jones understands and agrees that it shall be solely responsible for paying the employer's share of all applicable payroll taxes to the appropriate governmental agencies.

         R. Any settlement check that is not cashed within one hundred and eighty (180) calendar days of its issuance by the Claims Administrator shall be void. Notwithstanding the preceding sentence, if a Participating National Class Member demonstrates to the reasonable satisfaction of the Claims Administrator that he or she had good cause for failing to cash the check within this 180-day period, and so informs the Claims Administrator within two hundred and forty (240) calendar days following the Settlement Effective Date, the Claims Administrator shall promptly reissue the check. Any settlement check that is re-issued by the Claims Administrator under this paragraph will be void after three hundred
(300) calendar days following the Settlement Effective Date.

         S. Any portion of the Settlement Fund that remains in the possession of the Claims Administrator as of three hundred and one (301) calendar days following the Settlement Effective Date (including any uncashed or returned settlement payments) shall be returned to Edward Jones.

                             V. RELEASE OF CLAIMS
                             --------------------

         A. Released State Law Claims - National Class One: The National Class
            ----------------------------------------------
Members in National Class One (other than those who file Request for Exclusion Forms) hereby fully and finally release and discharge Edward Jones from any and all "wage-and-hour" claims, as well as all rights, demands, liabilities, claims, and causes of action of every nature, character, and description, whether sounding in tort, contract, statute, or other applicable law, whether known or unknown, whether anticipated or unanticipated, based on or relating to the claims that were alleged, or which could have been alleged in the National Action, for any type of relief, including, without limitation, statutory, regulatory, wage order, constitutional, contractual, or common law claims for wages, commissions, overtime pay, business expenses, deduction reimbursement, bonuses, incentives, profit sharing, employee benefits, damages, unpaid costs, penalties, liquidated damages, punitive damages, interest, attorneys' fees, litigation costs and expenses, restitution, or equitable relief, arising during the Covered Period, based on the following categories of allegations:

            1. any and all claims stemming from or based on the alleged failure to pay any type of overtime wages under the laws of any state, excluding the State of California;

            2. any and all claims stemming from or based on the alleged misclassification of employees as exempt employees under any law, excluding the laws of the State of California;

            3. any and all claims stemming from or based on the alleged failure to provide meal and/or rest periods under the laws of any state, excluding the State of California;

            4. any and all claims stemming from or based on the alleged improper assessment of costs, fines, penalties, trade errors, trade losses, charge backs or settlements against employees (i.e., wage deduction claims) including, without limitation, claims for improper trading error deductions, under the laws of any state, excluding the State of California;

            5. any and all claims stemming from or based on the alleged failure to reimburse, indemnify, cover, or pay for business expenses and/or costs, including, without limitation, claims for reimbursement of costs spent on or imposed for any type of business expense or support staff (i.e., business expense or business deduction claims) under the laws of any state, excluding the State of California;

            6. any and all claims stemming from or based on frequency of pay, wage statements, manner of payment, and/or record keeping under the laws of any state, excluding the State of California; and

            7. any and all claims for penalties or damages which allegedly arise from the claims described in subparagraphs (1) through (6) above, including, without limitation, the following types of relief: salary, bonuses, commissions, draws, trips, prizes, awards, incentives, profit sharing, vacation, employee benefits, overtime wages, minimum wages, meal and rest breaks, business expenses, and wage deductions.

         B. The claims released under this Section V.A. shall be referred to as the "Released State Law Claims," and shall include claims meeting the above definition under any and all statutes or regulations of any state (excluding the laws of the State of California), including, without limitation, those asserted by Plaintiffs in their Second Amended Complaint, and those appearing in the compendium of state specific wage and hour laws set forth in Exhibit 4 to this Stipulation. Exhibit 4 shall be filed with the Pennsylvania Court no later than seven (7) days after the filing of the Parties' Motion for Preliminary Approval of the National Settlement. National Class Members who are in National Class One who fail to submit a timely request to be excluded from the National Settlement shall be deemed to have released all Released State Law Claims, and will be bound by all terms of this National Stipulation and the final order approved and entered regarding the National Settlement by the Pennsylvania Court.

         C. Released Federal Law Claims - National Class One and National
            -------------------------------------------------------------
Class Two.
---------

            1. Released Federal Claims - National Class One: In addition to the
               --------------------------------------------
Released State Law Claims outlined in Sections V.A and V.B of this
Stipulation, the National Class Members in National Class One (other than those who file Request for Exclusion Forms) hereby fully and finally release and discharge Edward Jones from any and all federal wage-and-hour claims, rights, demands, liabilities and causes of action of every nature and description arising during the Covered Period pursuant to the Fair Labor Standards Act of 1938, as amended, 29 U.S.C. Section 201, et seq., and applicable regulations, and/or pursuant to federal laws or regulations asserted by Plaintiffs in their Second Consolidated Amended Complaint, whether known or unknown, to the fullest extent permitted by law ("National Class One Released Federal Law Claims"). National Class Members who are in National
Class One and who fail to submit a timely request to be excluded from the National Settlement, shall be deemed, to the fullest extent permitted by law, to have released, in addition to the Released State Law Claims, all federal law claims as set out above, and will be bound by all terms of this National Stipulation and the final order approved and entered regarding the National Settlement by the Pennsylvania Court.

            2. Released Federal Claims - National Class Two: The National Class
               --------------------------------------------
Members in National Class Two who submit valid and timely Claim Forms indicating their intent and consent to join the National Settlement hereby fully and finally release and discharge the Edward Jones, upon final approval of this National Settlement, from any and all federal wage-and-hour claims, rights, demands, liabilities and causes of action of every nature and description arising during the Covered Period pursuant to the Fair Labor Standards Act of 1938, as amended, 29 U.S.C. Section 201, et seq., and/or pursuant to federal laws or regulations asserted by Plaintiffs in their Second Consolidated Amended Complaint, whether known or unknown ("National Class Two Released Federal Law Claims").

         D. Released Claims - Class Representatives: The Class Representatives
            ---------------------------------------
hereby fully and finally release and discharge Edward Jones from any and all claims, whether known or unknown, arising during the period from the beginning of their respective dates of employment with Edward Jones to the Settlement Effective Date (the "Class Representatives' Covered Period"), whether under federal, state and/or local law, statute, ordinance, regulation, common law, or other source of law; whether or not such claims are in the nature of claims for damages, unpaid wages, premium pay, overtime pay, commissions, business expenses, deduction reimbursement, bonuses, incentives, profit sharing, employee benefits, unpaid costs, penalties, liquidated damages, punitive damages, wage deductions, awards, missed meal periods, missed rest breaks, and other alleged wage-and-hour violations, attorneys' fees or injunctive relief; and whether sounding in contract or tort ("Class Representatives' Released Claims") based on the following categories of allegations:

            1. any and all claims stemming from or based on the alleged failure to pay any type of overtime wages under the laws of any state, excluding the State of California;

            2. any and all claims stemming from or based on the alleged misclassification of employees as exempt employees under any law, excluding the laws of the State of California;

            3. any and all claims stemming from or based on the alleged failure to provide meal and/or rest periods under the laws of any state, excluding the State of California;

            4. any and all claims stemming from or based on the alleged improper assessment of costs, fines, penalties, trade errors, trade losses, charge backs or settlements against employees (i.e., wage deduction claims) including, without limitation, claims for improper trading error deductions, under the laws of any state, excluding the State of California;

            5. any and all claims stemming from or based on the alleged failure to reimburse, indemnify, cover, or pay for business expenses and/or costs, including, without limitation, claims for reimbursement of costs spent on or imposed for any type of business expense or support staff (i.e., business expense or business deduction claims) under the laws of any state, excluding the State of California;

            6. any and all claims stemming from or based on frequency of pay, wage statements, manner of payment, and/or record keeping under the laws of any state, excluding the State of California; and

            7. any and all claims for penalties or damages which allegedly arise from the claims described in subparagraphs (1) through (6) above, including, without limitation, the following types of relief: salary, bonuses, commissions, draws, trips, prizes, awards, incentives, profit sharing, vacation, employee benefits, overtime wages, minimum wages, meal and rest breaks, business expenses, and wage deductions.

         The Class Representatives' Released Claims include, but are not limited to, claims arising from or dependent on federal and/or state laws or regulations incorporated into the Second Consolidated Amended Complaint filed by Plaintiffs and the following state and/or federal laws and regulations: The Pennsylvania Minimum Wage Act, 43 Pa. Stat. Ann. Section 333.101 et seq.; the Pennsylvania Wage Payment and Collection Law, 43 Pa. Stat. Ann. Section 231, 251, 2601.1 et seq., 291; and Title 34 of the Pennsylvania Administrative Code, 34 Pa Code Section 231.1 et seq.; the Ohio Minimum Fair Wage Standards, Ohio Rev. Code Ann. Section 4111.03, et seq., Ohio Rev. Code. Ann. Section 4111.09 - 99, Ohio Rev. Code Ann. Section 4113.15; the Minimum Wage Act, N.Y. Lab. Law Section 650 et seq.; Article 6 of the New York Labor Law, Section 190 et seq.; the New York Human Rights Law, N.Y. Exec. Law Section 290 et seq.; the New York City Human Rights Law, N.Y.C. Admin. Code Section 8-101 et seq.; the New York Department of Regulations, 12 N.Y.C.R.R. Part 142; the Fair Labor Standards Act, 29 U.S.C. Section 201 et seq.; and all of their implementing regulations.

         E. Waiver of Unknown Claims. It is the desire of the Parties to
            ------------------------
fully, finally, and forever settle, compromise, and discharge all applicable claims referenced in Sections V.A-D above, which were or which could have been asserted in this National Action against Edward Jones, whether known or unknown, liquidated or unliquidated. As a consequence, the Class Representatives and each National Class Member may hereafter discover facts in addition to or different from those which he or she now knows or believes to be true with respect to the subject matter of the claims referenced in Sections V.A-D, but the Class Representatives and each National Class Member, upon the Settlement Effective Date, shall be deemed to have, and by operation of the National Judgment shall have, fully, finally, and forever settled and released any and all claims referenced in Section V.A-D above, whether known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which then exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The National Class Representatives acknowledge, and the National Class Members shall be deemed by operation of the National Judgment to have acknowledged, that the foregoing waiver was separately bargained for and a key element of the Settlement of which this release is a part.

               VI. RIGHT TO WITHDRAW FROM NATIONAL STIPULATION
               -----------------------------------------------

         A. Either Party may withdraw from the National Stipulation upon the occurrence of any of the following events, but only if the withdrawing Party gives written notice to the other Parties no later than five (5) court days following the event giving rise to the right to withdraw:

            1. The California Court enters an order denying with prejudice the motion for preliminary approval of the California Settlement;

            2. The California Court enters an order denying with prejudice the motion for final approval of the California Settlement;

            3. The Pennsylvania Court enters an order denying with prejudice the motion for preliminary approval of the National Settlement;

            4. The Pennsylvania Court enters an order denying with prejudice the motion for final approval of the National Settlement.

            5. The Claims Administrator reports pursuant to Section IV.J of the California Stipulation and Section IV.L of the National Stipulation that more than ten percent (10%) of the California and National Class Members combined have timely requested exclusion from the California and National Settlements.

         B. If a Party exercises its right to withdraw from the National Stipulation in accordance with Section VI.A above, then:

            1. The National Stipulation shall be deemed void ab initio and of
                                                             ---------
no further force or effect;

            2. If the National Class described in Section I.R above has already been certified, the Parties will jointly move, as soon as practicable, to decertify the National Class; and

            3. The withdrawing Party shall pay the entire costs and fees of the Claims Administrator incurred through the date of the Party's withdrawal. This provision notwithstanding, the withdrawing Party may request that the Pennsylvania Court order that the Parties bear their own costs or that the non-withdrawing Party bear the cost of withdrawal, upon a showing of good cause.

                             VII. CONFIDENTIALITY
                             --------------------

         A. The Parties and their counsel agree that, prior to the filing of motions for preliminary approval in both the California Action and the National Action or without the prior consent of all Parties to the California Action and the National Action, the terms and conditions of both this Stipulation and the California Stipulation shall be strictly confidential and shall maintain the confidentiality of both Stipulations and both the California and National Settlement negotiations. This provision notwithstanding, Edward Jones reserves the right to make any and all disclosures necessary for legal and/or regulatory requirements, and Parties to both the California and the National Action have the right to make any and all disclosures to the California Court and the Pennsylvania Court, respectively, that are necessary to carry out or enforce the Memorandum of Agreement dated July 11, 2007. Therefore, the Parties to the National Action agree not to seek any media coverage or issue any press releases regarding the

California or National Settlement negotiations or the California or National Settlements absent the consent of all parties in both the California and the National Action.

         B. Other than necessary disclosures made to the California Court or the Pennsylvania Court, the fact of settlement and all related information shall be held strictly confidential by the Class Representatives, Class Counsel and their agents until the Preliminary Approval Date. After the Preliminary Approval Date, the Class Representatives, Class Counsel, and their agents may communicate with National Class Members for purposes of administering the National Settlement as provided herein. However, the Parties shall not issue or cause to be issued any statements to the media regarding the California Settlement or the National Settlement or any of their terms prior to final approval of both the California Settlement and the National Settlement by the California Court and the Pennsylvania Court, respectively.

               VIII. RETURN OF ALL DOCUMENTS AND OTHER DISCOVERY
               -------------------------------------------------

         A. The Parties stipulate that all materials, documents, and other discovery provided by Edward Jones to the Class Representatives, Class Counsel, and/or National Class Members shall be destroyed and/or returned within sixty (60) days following the Settlement Effective Date pursuant to the terms of the Stipulated Protective Order agreed to by Class Counsel and entered by the Court in the National Action. The Parties further acknowledge reaffirm that the Stipulated Protective Order remains fully enforceable and that they retain all rights and obligations outlined therein. Notwithstanding the foregoing, Class Counsel who are licensed to practice in California may, for purposes of complying with California ethical rules, retain discovery materials for six (6) months and all remaining litigation materials for five
(5) years.

                         IX. MISCELLANEOUS PROVISIONS
                         ----------------------------

         A. Good Faith Representation of Compensable Work Months: Edward Jones
            ----------------------------------------------------
has represented in good faith that the total number of Compensable Work Months that National Class

Members were employed by Edward Jones in Covered Positions through December 31, 2006 is less than 360,000 selling months. Edward Jones understands that the Class Representatives and Class Counsel have relied on this information in entering into the National Settlement.

         B. Prohibition Against Retaliation, Discrimination, and Harassment of
            ------------------------------------------------------------------
National Class Members: Edward Jones shall not retaliate against, discriminate
----------------------
against, or harass any National Class Member as a result of that person's participation in the National Action or the National Settlement.

         C. Representation of Parties and Consent: All of the Parties have
            -------------------------------------
been represented by counsel throughout all negotiations which preceded the execution of the National Stipulation, and this Stipulation is made with the consent and advice of counsel.

         D. Notices to Party Representatives: Any notices that are required or
            --------------------------------
authorized under this Stipulation shall be in writing and faxed, emailed, or personally served to the following Party representatives:

TO CLASS COUNSEL:                           TO EDWARD JONES:

Gary F. Lynch, Esq.                         David M. Harris, Esq.
Carlson Lynch                               Greensfelder, Hemker & Gale, P.C.
36 N. Jefferson Street                      10 South Broadway, Ste. 2000
P.O. Box 7635                               St. Louis, MO 63102
New Castle, PA 16107                        Tel: (314) 241-9090
Tel: (724) 656-1555                         Fax: (314) 241-8624
Fax: (724) 656-1556                         Email: dmh@greensfelder.com
Email: glynch@carlsonlynch.com

         E. Appellate Review: The Class Representatives and Edward Jones waive
            ----------------
their right to seek any form of appellate review over any order or judgment that is consistent with the terms of the National Stipulation. Notwithstanding the preceding sentence: (1) Class Counsel shall have the right (but not the obligation) to appeal any award of attorneys' fees or litigation costs and expenses that is less than the amounts provided in Section III.B of this Stipulation; and (2) the Class Representatives shall have the right (but not the obligation) to appeal any enhancement awards that are less than the amounts provided for in
Section III.C of this Stipulation. However, any such appeal, if taken, shall not otherwise affect the binding nature of the National Settlement.

         F. Amendments and Modifications: The National Stipulation may not be
            ----------------------------
modified or amended except in writing, signed by a duly authorized representative of each Party, and approved by the Pennsylvania Court.

         G. Diligence: The Parties and their respective attorneys shall
            ---------
proceed diligently to prepare and execute all documents, seek all necessary approvals from the Pennsylvania Court, and do all other things reasonably necessary to consummate the National Settlement.

         H. Governing Law and Continuing Jurisdiction: The National
            -----------------------------------------
Stipulation shall be subject to, governed by, construed, enforced, and administered in accordance with the laws of the Commonwealth of Pennsylvania, both in its procedural and substantive aspects, and shall be subject to the continuing jurisdiction of the Pennsylvania Court. The Pennsylvania Court shall have the authority to consider, rule upon, and issue a final order with respect to any dispute between the Parties or between one or more of the Parties and third persons or entities arising from this Stipulation. This Stipulation shall be construed as a whole according to its fair meaning and intent, and not strictly for or against either Party, regardless of who drafted or who was principally responsible for drafting this Stipulation or any specific term or condition thereof.

         I. Counterparts: The National Stipulation may be executed in one or
            ------------
more counterparts. Fax signatures shall be deemed as effective as originals.

         J. Costs and Fees Due to Settlement Enforcement: In the event that
            --------------------------------------------
legal action arises out of the National Stipulation or is necessary to enforce any of the terms or provisions of this Stipulation, the prevailing party in the action shall be entitled to recover its reasonable attorneys' fees and costs.

         K. Authorization to Enter into National Stipulation: Each individual
            ------------------------------------------------
signing the National Stipulation warrants that he or she is expressly authorized to enter into the National Stipulation on behalf of the Party for which that individual signs.

         L. National Settlement Not Conditioned on Fee, Expense, or
            -------------------------------------------------------
Enhancement Payment Awards: The effectiveness of the National Settlement is
--------------------------
not conditioned upon any specific attorney fee award, litigation costs and expenses award, or enhancement payment award by the Pennsylvania Court.

         M. National Settlement Inadmissible Under Federal and State Law: The
            ------------------------------------------------------------
Parties understand and agree that the National Settlement represents a compromise of disputed claims. Nothing contained in the National Stipulation, nor the fact of this Stipulation itself, shall be construed as an admission of liability or wrongdoing on the part of Edward Jones. Pursuant to Federal Rule of Evidence 408 and analogous state law provisions, this Stipulation, and the exhibits hereto, shall be inadmissible in any proceeding, except as necessary to effectuate the National Settlement.

         N. Severability: If, for any reason, any provision of this
            ------------
Stipulation is determined to be invalid or unenforceable, the remaining provisions of this Stipulation nevertheless shall be construed, performed, and enforced as if the invalidated or unenforceable provision had not been in the text of the Stipulation.

         O. CAFA Notice to Attorneys General: Edward Jones shall serve upon
            --------------------------------
the appropriate state official of each state in which a National Class Member resides and the Attorney General of the United States notice of the proposed National Settlement in compliance with the requirements of Class Action Fairness Act of 2005, 28 U.S.C. Section 1715, in the form attached as Exhibit 5. Exhibit 5 shall be filed with the Pennsylvania Court no later than seven (7) days after the filing of the Parties' Motion for Preliminary Approval of the National Settlement.

         IN WITNESS WHEREOF, the undersigned have executed this Stipulation as of the date indicated below:

Dated: October 3, 2007              /s/ Gary F. Lynch
                                    ----------------------------------------
                                    GARY F. LYNCH, ESQ.
                                    Class Counsel
                                    On behalf of Plaintiff James E. Ellis

Dated: October 4, 2007              /s/ Gerald Wells, III
                                    ----------------------------------------
                                    GERALD WELLS, III, ESQ.
                                    Class Counsel
                                    On behalf of Plaintiffs Gerald Booher,
                                    Mark Tiller, and Richard Staszak

Dated: October 4, 2007              /s/ Steven D. Bell
                                    ----------------------------------------
                                    STEVEN D. BELL, ESQ.
                                    Class Counsel
                                    On behalf of Plaintiff Ani Weaver

Dated: October 4, 2007              /s/ Scott Cole
                                    ----------------------------------------
                                    SCOTT COLE, ESQ.
                                    Class Counsel
                                    On behalf of Plaintiffs Jack O'Brien and
                                    Joshua Dent

Dated: October 4, 2007              GREENSFELDER, HEMKER & GALE, P.C.

                                    /s/ David M. Harris
                                    ----------------------------------------
                                    DAVID M. HARRIS, ESQ.
                                    On behalf of Defendant Edward D. Jones
                                    & Co., L.P.

                                    /s/ Timothy M. Huskey
                                    ----------------------------------------
                                    TIMOTHY M. HUSKEY, ESQ.
                                    On behalf of Defendant Edward D. Jones
                                    & Co., L.P.

                       NOTICE OF CLASS ACTION SETTLEMENT
         Ellis v. Edward D. Jones & Co., L.P., CV 06-00066 (W.D. Pa.)
         -------------------------------------

ATTENTION:   THIS NOTICE EXPLAINS YOUR POSSIBLE RIGHT TO RECOVER MONEY AS
----------
THE RESULT OF A $19 MILLION CLASS ACTION SETTLEMENT REACHED ON BEHALF OF INDIVIDUALS WHO ARE OR WERE EMPLOYED BY EDWARD D. JONES & CO., L.P. ("EDWARD JONES") IN THE POSITIONS OF FINANCIAL ADVISOR (A/K/A INVESTMENT REPRESENTATIVE) AND/OR SALARIED OR COMMISSIONED FINANCIAL ADVISOR TRAINEE (COLLECTIVELY THE "COVERED POSITIONS") IN ANY STATE WITHIN IN THE UNITED STATES EXCEPT THE STATE OF CALIFORNIA. ACCORDING TO EDWARD JONES' RECORDS, YOU ARE A MEMBER OF THE CLASS.

THE DEADLINE FOR EITHER FILING A CLAIM UNDER THE SETTLEMENT, EXCLUDING YOURSELF FROM THE SETTLEMENT, OR OBJECTING TO THE SETTLEMENT IS [***INSERT CLAIM/EXCLUSION/OBJECTION DEADLINE***].

PLEASE READ THIS NOTICE CAREFULLY.

I.       WHAT THE CASES ARE ABOUT
         ------------------------

         The settlement described in this Notice (referred to herein as the "National Settlement") resolves four class and/or collective action lawsuits that seek recovery of overtime pay on behalf of individuals who are or were employed by Edward Jones in Covered Positions in any state within the United States (excluding the State of California) during the "Covered Period" (defined below in Section IV.A of this Notice).

         The first of these lawsuits, Ellis v. Edward D. Jones & Co., L.P. (the "Ellis Action"), was filed in the United States District Court for the Western District of Pennsylvania on March 16, 2006. The Ellis Action sought overtime compensation pursuant to Pennsylvania state wage and hour laws on behalf of current and former Edward Jones Financial Advisors in the Commonwealth of Pennsylvania.

         The second of these lawsuits, Booher v. Edward D. Jones & Co., L.P. (the "Booher Action"), was filed in the United States District Court for the Central District of California on March 31, 2006. The Booher Action was amended to assert only federal wage and hour claims on behalf of current and former Edward Jones Financial Advisors nationwide. On July 20, 2006, the Booher Action was transferred to the United States District Court for the Western District of Pennsylvania, where it was eventually consolidated with the Ellis Action.

         The third of these lawsuits, Weaver v. Edward D. Jones & Co., L.P. (the "Weaver Action"), was filed in the Court of Common Pleas of Montgomery County, Ohio on November 27, 2006. The Weaver Action sought overtime compensation pursuant to Ohio wage and hour laws on behalf of current and former Edward Jones Financial Advisors and Financial Advisor Trainees in the State of Ohio. On December 22, 2006, the Weaver Action was removed to the United States District Court for the Southern District of Ohio. The Weaver Action was then transferred to the United States District Court for the Western District of Pennsylvania, where it was eventually consolidated with the Ellis and Booher Actions.

         The fourth of these lawsuits, O'Brien v. Edward D. Jones & Co., L.P. (the "O'Brien Action"), was filed in the United States District Court for the Southern District of New York on December 11, 2006. The O'Brien Action sought overtime compensation pursuant to federal wage and hour laws on behalf of current and former Edward Jones Financial Advisors nationwide and pursuant to New York wage and hour laws on behalf of current and former Financial Advisors in the State of New York. The O'Brien Action was later transferred to the Western District of Pennsylvania and then consolidated with the Ellis, Booher, and Weaver Actions.

         Collectively, the Ellis, Booher, Weaver, and O'Brien Actions are referred to herein as the "National Action." In general, the National Action claims that Edward Jones should have paid employees in Covered Positions overtime pay because they did not qualify as "exempt" under federal and/or state wage and hour laws. Edward Jones denies all of these allegations, including but not limited to the allegation that employees in Covered Positions are entitled to overtime pay and/or exempt under federal and/or state law.

         The parties have conducted extensive discovery and investigation and have exchanged detailed information about the claims, defenses, and alleged damages at issue in the National Action. The settlement described in this Notice (the "National Settlement") was reached after several months of negotiations, with the assistance of two independent mediators. The terms of the National Settlement, as well as the procedure for receiving a settlement payment, are described below.

II.      CLASS COUNSEL RECOMMEND THE SETTLEMENT
         --------------------------------------

         The law firms that represent the class (listed in Section IV.A below) recommend that the class accept the National Settlement. The claims alleged in the National Action are novel and highly technical. For instance, there is no reported court decision that holds that stockbrokers are entitled to overtime pay. To the contrary, at least one U.S. District Court and the U.S. Department of Labor have concluded that, in some cases, stockbrokers are not entitled to
                                                              ---
overtime pay under federal law. In other words, the claims alleged in the National Action are highly uncertain. Furthermore, even if the class obtained a favorable judgment in the District Court for the Western District of Pennsylvania, that judgment would likely be tied up for several years on appeal. Recently, the Ninth Circuit Court of Appeal reversed a $52.5 million judgment for plaintiffs in an overtime class action involving insurance claims adjusters. In light of the substantial risk that the class might not receive anything at all if the National Action proceeded to trial, Class Counsel believe that the National Settlement is in the best interests of the class.

III.     THERE ARE NO ADVERSE CONSEQUENCES OF MAKING A CLAIM
         ---------------------------------------------------

         Under federal law, it is illegal for Edward Jones to retaliate or take any adverse action against a class member who makes a claim under the National Settlement. Edward Jones has a policy against such retaliation and also has agreed, as a term of the National Settlement, that it will comply with the law.

         Furthermore, your decision to accept or refuse money under the National Settlement will have no effect on Edward Jones' current or future compensation plans.

IV.      TERMS OF THE SETTLEMENT
         -----------------------

         The terms of the National Settlement are as follows:

    A. PERSONS ELIGIBLE TO RECOVER UNDER THE FEDERAL SETTLEMENT: You are
       --------------------------------------------------------
eligible to receive money under the National Settlement, and are therefore deemed a "National Class Member," if you were employed by Edward Jones in a Covered Position in any state within the United States (excluding the State of California) during the following applicable time periods (collectively referred to as the "Covered Period"):

         1. For individuals employed in Covered Positions in the Commonwealth of Pennsylvania, any time between March 16, 2003 and [***INSERT PRELIMINARY APPROVAL DATE***];

         2. For individuals employed in Covered Positions in the State of Ohio, any time between November 27, 2003 and [***INSERT PRELIMINARY APPROVAL DATE***];

         3. For individuals employed in Covered Positions in the State of New York, any time between December 11, 2000 and [***INSERT PRELIMINARY APPROVAL DATE***];

         4. For individuals employed in Covered Positions in any state within the United States other than the States of California, Ohio, or New York, or the Commonwealth of Pennsylvania, any time between August 16, 2003 and [***INSERT PRELIMINARY APPROVAL DATE***].

    B. ATTORNEYS REPRESENTING THE CLASS ("CLASS COUNSEL"): The Court has
       --------------------------------------------------
appointed the following attorneys to represent the class:

         Gary F. Lynch, Esq.             Gerald D. Wells, III, Esq.
         Carlson Lynch Ltd               Schiffrin Barroway Topaz & Kessler LLP
         36 N. Jefferson Street,         280 King of Prussia Road
         P.O. Box 7635                   Radnor, PA 19087
         New Castle, PA 16107            Tel: (610) 667-7706
         Tel.: (724) 656-1555            Fax: (610) 667-7056
         Fax: (724) 656-1556

         Steven D. Bell, Esq.            Scott Cole, Esq.
         Steven D. Bell Co., LPA         Scott Cole & Associates, APC
         8803 Brecksville Road           The World Savings Tower
         Suite 11                        1970 Broadway, 9th Floor
         Brecksville, OH 44141           Oakland, California 94612
         Tel.: (216) 925-5484            Tel.: (510) 891-9800
         Fax: (216) 925-5480             Fax: (510) 891-7030

    C. TOTAL SETTLEMENT AMOUNT: Edward Jones will deposit Nineteen
       -----------------------
Million Dollars and No Cents ($19,000,000.00) (the "Settlement Fund") into an interest-bearing account at a financial institution of Edward Jones' choosing. The Settlement Fund, along with the interest accrued thereon, will be used to make settlement payments to Participating National Class Members (defined below), and to pay attorneys' fees, litigation costs and expenses of Class Counsel, enhancement payments to named plaintiffs, and the costs of claims administration.

    D. ATTORNEYS' FEES, LITIGATION COSTS AND EXPENSES, AND ENHANCEMENT
       ---------------------------------------------------------------
PAYMENTS: Class Counsel will ask the Court to award attorneys' fees equal
--------
to Four Million, Seven Hundred Fifty Thousand Dollars and No Cents ($4,750,000.00), which amount represents 25 percent of the Settlement Fund, plus up to Seventy-Five Thousand Dollars and No Cents ($75,000.00) in litigation costs and expenses incurred in prosecuting the National Action on behalf of the class. In addition, Class Counsel will ask the Court to authorize enhancement payments of Fifteen Thousand Dollars and No Cents ($15,000.00) to each of the seven (7) named plaintiffs in the National Action for their services as Class Representatives, as well as their willingness to accept the risk of an unsuccessful outcome in this litigation. The attorneys' fees, litigation costs and expenses, and enhancement payments approved by the Court will be deducted from the Settlement Fund under the National Settlement.

    E. CLAIMS ADMINISTRATION COSTS: Subject to Court approval, the Claims
       ---------------------------
Administrator will be allotted a reasonable fee, not to exceed Two Hundred and Twenty-Five Thousand Dollars ($225,000.00). This amount will be paid from the Settlement Fund.

    F. ALLOCATION OF SETTLEMENT AMOUNT: After the Claims Administrator
       -------------------------------
deducts the court-approved attorneys' fees, litigation costs and expenses, and enhancement payments, and the costs of claims administration from the Settlement Fund, the net settlement amount remaining (the "Net Settlement Amount") will be divided among all "Participating National Class Members" as follows:

         1. "Participating National Class Members" means all National Class Members who file timely Claim Forms with the Claims Administrator. For more information on how to submit a Claim Form, see Section V.A of this Notice.

         2. Each Participating National Class Member will receive a settlement payment equal to the "Monthly Payment" multiplied by the number of "Compensable

Work" Months he or she was employed in a Covered Position during the Covered Period, less his or her share of taxes and withholding.

         a. "Compensable Work Month" means a month in which the Participating National Class Member was employed in a Covered Position for at least 15 calendar days. For example, if you were employed as a Financial Advisor in Pennsylvania between January 1, 2004 and September 14, 2004, your Compensable Work Months would be 8.

         b. The "Monthly Payment" will be calculated by dividing the Net Settlement Amount by the total number of Compensable Work Months for all National Class Members, regardless of whether they file claims.

         c. By way of example, if you worked eight (8) Compensable Work Months and the Monthly Payment is Fifty Dollars and No Cent ($50.00), your settlement payment would be 8 x $ 50.00 = $ 400.00 (less your share of taxes and withholding).

    G. RELEASE OF CLAIMS: Upon the effective date of the National
       -----------------
Settlement:

         1. RELEASED STATE LAW CLAIMS - NATIONAL CLASS ONE: All individuals
            ----------------------------------------------
who were (or are) employed by Edward Jones in Covered Positions during the Covered Period in any state except the States of California, Mississippi, Alabama, or Florida ("National Class One")(other than those who file Request for Exclusion Forms) will be deemed to have fully and finally released and discharged Edward Jones from any and all "wage-and-hour" claims, as well as all rights, demands, liabilities, claims, and causes of action of every nature, character, and description, whether sounding in tort, contract, statute, or other applicable law, whether known or unknown, whether anticipated or unanticipated, based on or relating to the claims that were alleged, or which could have been alleged in the National Action, for any type of relief, including, without limitation, statutory, regulatory, wage order, constitutional, contractual, or common law claims for wages, commissions, overtime pay, business expenses, deduction reimbursement, bonuses, incentives, profit sharing, employee benefits, damages, unpaid costs, penalties, liquidated damages, punitive damages, interest, attorneys' fees, litigation costs and expenses, restitution, or equitable relief, arising during the Covered Period, based on the following categories of allegations:

         1. any and all claims stemming from or based on the alleged failure to pay any type of overtime wages under the laws of any state, excluding the State of California;

         2. any and all claims stemming from or based on the alleged misclassification of employees as exempt employees under any law, excluding the laws of the State of California;

         3. any and all claims stemming from or based on the alleged failure to provide meal and/or rest periods under the laws of any state, excluding the State of California;

         4. any and all claims stemming from or based on the alleged improper assessment of costs, fines, penalties, trade errors, trade losses, charge backs or settlements against employees (i.e., wage deduction claims) including, without limitation, claims for improper trading error deductions, under the laws of any state, excluding the State of California;

         5. any and all claims stemming from or based on the alleged failure to reimburse, indemnify, cover, or pay for business expenses and/or costs, including, without limitation, claims for reimbursement of costs spent on or imposed for any type of business expense or support staff (i.e., business expense or business deduction claims) under the laws of any state, excluding the State of California;

         6. any and all claims stemming from or based on frequency of pay, wage statements, manner of payment, and/or record keeping under the laws of any state, excluding the State of California; and

         7. any and all claims for penalties or damages which allegedly arise from the claims described in subparagraphs (1) through (6) above, including, without limitation, the following types of relief: salary, bonuses, commissions, draws, trips, prizes, awards, incentives, profit sharing, vacation, employee benefits, overtime wages, minimum wages, meal and rest breaks, business expenses, and wage deductions.

         These released claims shall be referred to as the "Released State Law Claims," and shall include claims meeting the above definition under any and all statutes or regulations of any state (excluding the laws of the State of California), including, without limitation, those asserted in the Second Amended Complaint filed in the National Action, and those appearing in the compendium of state specific wage and hour laws set forth in Exhibit 4 to the "Amended Joint Stipulation of Class Action Settlement and Release,"which is currently on file with the Court and attached to the accompanying Notice of Class Action Settlement provided to me in this case. National Class Members who are in National Class One who fail to submit a timely request to be excluded from the National Settlement shall be deemed to have released all Released State Law Claims, and will be bound by all terms of the National Settlement and the final order approved and entered regarding the National Settlement by the Court.

         2. RELEASED FEDERAL LAW CLAIMS - NATIONAL CLASS ONE AND NATIONAL
            -------------------------------------------------------------
            CLASS TWO:
            ---------

         a. RELEASED FEDERAL CLAIMS - NATIONAL CLASS ONE: In addition to the
            --------------------------------------------
Released State Law Claims outlined above in Section IV.G.1 of this Notice and in Exhibit 4 to the "Amended Joint Stipulation of Class Action Settlement and Release" filed with the Court and attached hereto for reference, the National Class Members in National Class One (other than those who file Request for Exclusion Forms) hereby fully and finally release and discharge Edward Jones from any and all federal wage-and-hour claims, rights, demands, liabilities and causes of action of every nature and description arising during the Covered Period pursuant to the Fair Labor Standards Act of 1938, as amended, 29 U.S.C. Section 201, et seq., and applicable regulations, and/or pursuant to federal laws or regulations asserted in the Second Consolidated Amended Complaint filed in the National Action, whether known or unknown, to the fullest extent permitted by law ("National Class One Released Federal Law Claims"). In other words, National Class Members who are in National Class One and who fail to submit a timely request to be excluded from the National Settlement, shall be deemed, to the fullest extent permitted by law, to have released, in addition to the Released State Law Claims, all federal law claims as set out above, and will be bound by all terms of the National Settlement and the final order approved and entered regarding the National Settlement by the Court.

         b. RELEASED FEDERAL CLAIMS - NATIONAL CLASS TWO: All individuals who
            --------------------------------------------
were (or are) employed by Edward Jones in the States of Mississippi, Alabama, or Florida in Covered Positions during the Covered Period ("National Class Two") and who submit valid and timely Claim Forms, thereby indicating their intent and consent to join the National Settlement, will be deemed to have fully and finally released and discharged Edward Jones from any and all federal wage-and-hour claims, rights, demands, liabilities and causes of action of every nature and description arising during the Covered Period pursuant to the Fair Labor Standards Act of 1938, as amended, 29 U.S.C.
Section 201, et seq., and/or pursuant to federal laws or regulations asserted in the Second Consolidated Amended Complaint filed in the National Action, whether known or unknown, to the fullest extent permitted by law ("National Class Two Released Federal Law Claims").

              3. ALL NATIONAL CLASS MEMBERS - WAIVER OF UNKNOWN CLAIMS: It is
                 -----------------------------------------------------
the desire of the Parties to fully, finally, and forever settle, compromise, and discharge all applicable claims referenced above in Sections IV.G.1 and IV.G.2 of this Notice, which were or which could have been asserted in this National Action against Edward Jones, whether known or unknown, liquidated or unliquidated. As a consequence, each National Class Member may hereafter discover facts in addition to or different from those which he or she now knows or believes to be true with respect to the subject matter of the claims referenced in Sections IV.G.1 and IV.G.2 , but each National Class Member, upon the Settlement's effective date, shall be deemed to have, and by operation of the final order approved and entered regarding the National Settlement by the Court shall have, fully, finally, and forever settled and released any and all released claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which then exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. National Class Members shall be deemed by operation of the final order approved and entered regarding the National Settlement by the Court to have acknowledged, that the foregoing waiver was separately bargained for and a key element of the settlement of which this release is a part.

     V. YOUR RIGHTS AS A CLASS MEMBER.
        -----------------------------

         You have the right to: (A) elect to accept the benefits of the National Settlement; or (B) object to the National Settlement; or (C) exclude
                     --                                        --
yourself from the National Settlement. If you elect to accept the benefits of the National Settlement (option A), you will be represented at no cost to yourself by Class Counsel. Class Counsel cannot represent you if you choose to object to any aspect of the National Settlement (option B). You may retain counsel at your own expense to represent you if you wish. UNLESS YOU EXCLUDE YOURSELF FROM THE SETTLEMENT, YOU WILL BE BOUND BY THE TERMS OF THE SETTLEMENT.

         A. TO RECEIVE MONEY UNDER THE NATIONAL SETTLEMENT: In order to
            ----------------------------------------------
receive money under the National Settlement, you must fill out and return by mail the enclosed Claim Form (the GREEN document) to the Claims Administrator at the following address:

                       EDWARD JONES Claims Administrator
                              c/o Rust Consulting
                     [INSERT ADDRESS AND TOLL-FREE NUMBER]

YOUR CLAIM FORM MUST BE POSTMARKED NO LATER THAN [***INSERT CLAIM/OBJECTION/EXCLUSION DEADLINE***]. If your Claim Form is not postmarked by that date, you will not receive a settlement payment but you will be bound by the terms of the National Settlement if it is approved by the Court. If the Claim Form is sent from within the United States, it must be sent through the United States Postal Service by first class U.S. Mail or the equivalent. Do not use a postage meter because that may not result in a postmark appearing on the envelope containing your Claim Form. If you lose, misplace, or require another Claim Form, you should contact the Claims Administrator as set forth above.

         B. TO OBJECT TO THE NATIONAL SETTLEMENT: If you disagree with any
            ------------------------------------
part of the National Settlement, you may object to the Settlement. To object, you must file a written objection that clearly explains the basis for your objection and file that objection in the Office of the Clerk, U.S. District Court for the Western District of Pennsylvania, located at Penn Traffic Building, 319 Washington Street, Johnstown, PA 15901 on or before [***INSERT CLAIM/OBJECTION/EXCLUSION DEADLINE***] with copies to the following attorneys:

         CLASS COUNSEL                  EDWARD JONES' COUNSEL
         -------------                  ---------------------
         Gary F. Lynch, Esq.            David M. Harris, Esq.
         Carlson Lynch Ltd.             Greensfelder, Hemker & Gale, P.C.
         P.O. Box 7635                  10 S. Broadway, Suite 2000
         36 N. Jefferson Street         St. Louis, MO 63102
         New Castle, PA 16107

         Any written objection must also state your full name, address, and the dates of your employment with Edward Jones. If you file a written objection to the National Settlement, you or your attorney may appear in Court to argue your objection at the Final Approval Hearing. The date, time, and place of the Final Approval Hearing are listed in Section VI below. Unless you file a timely written objection, you will not be allowed to speak at the Final Approval Hearing. If you fail to file and serve a written objection in the manner described above and by the specific deadline, you will be deemed to have waived any objections and may be foreclosed from making any such objection (whether by appeal or otherwise) to the National Settlement.

         C. TO EXCLUDE YOURSELF FROM THE NATIONAL SETTLEMENT: If you do not
            ------------------------------------------------
wish to be bound by the National Settlement, you may exclude yourself ("opt-out") by completely filling out and returning the enclosed Request for Exclusion Form (the RED document) to the Claims Administrator at the address listed above. To be valid, the Request for Exclusion Form must be postmarked no later than [***INSERT CLAIM/OBJECTION/EXCLUSION DEADLINE***]. If you submit a Request for Exclusion Form after that date, your Request for Exclusion will be rejected and you will be bound by the Release of Claims as described in
Section IV.G above and all other terms of the National Settlement. If the Request for Exclusion Form is sent from within the United States, it must be sent through the United States Postal Service by first class U.S. Mail, or the equivalent. Do not use a postage meter as that may not result in a postmark appearing on the envelope containing your Request for Exclusion Form. If you submit a complete and timely Request for Exclusion Form, you will no longer be a member of the class and will receive no benefits under the National Settlement, but you will retain whatever claims you may have against Edward Jones.

DO NOT SUBMIT BOTH THE CLAIM FORM AND A REQUEST FOR EXCLUSION FORM. IF YOU SUBMIT BOTH, THE REQUEST FOR EXCLUSION MAY BE INVALID AND YOU MAY BE INCLUDED IN THE CLASS, AT WHICH POINT YOU WILL BE BOUND BY THE TERMS OF THE NATIONAL SETTLEMENT.

     VI. FINAL APPROVAL HEARING.
         ----------------------

         The Court will hold a hearing on __________________, 2008 at ___.m. (Eastern Time), to determine whether the National Settlement should be finally approved as fair, reasonable, and adequate. At the hearing, the Court will also be asked to approve Class Counsel's request for attorneys' fees, litigation costs and expenses, and enhancement awards for the named plaintiffs. The Court is located in Courtroom A, 208 Penn Traffic Building, 319 Washington Street, Johnstown, PA 15901. The hearing may be continued without further notice to the class. YOU ARE NOT REQUIRED TO APPEAR AT THE
                                             ---
HEARING.

     VII. ADDITIONAL INFORMATION.
          ----------------------

         This is a summary of the basic terms of the National Settlement. For the precise terms and conditions of the Settlement, you should consult the "Amended Joint Stipulation of Class Action Settlement and Release," which is on file with the Clerk of the Court. If you have any questions about the National Settlement, you may contact either Class Counsel or the Claims Administrator at the addresses and telephone numbers listed above. PLEASE DO NOT TELEPHONE THE COURT OR EDWARD JONES (OR ITS COUNSEL) ABOUT THIS NOTICE.

                      BY ORDER OF THE U.S. DISTRICT COURT

                                  CLAIM FORM

         Ellis v. Edward D. Jones & Co., L.P., CV 06-00066 (W.D. Pa.)
         -------------------------------------

INSTRUCTIONS: IF YOU WERE EMPLOYED IN A COVERED POSITION DURING THE COVERED
------------
PERIOD AS DESCRIBED IN THE ENCLOSED NOTICE OF CLASS ACTION SETTLEMENT, YOU MUST COMPLETE AND RETURN THIS CLAIM FORM BY MAIL TO THE CLAIMS ADMINISTRATOR AT THE ADDRESS LISTED BELOW ON OR BEFORE [***INSERT CLAIM/OBJECTION/EXCLUSION DEADLINE***] IN ORDER TO RECEIVE A SETTLEMENT PAYMENT.

I.       PLEASE PROVIDE THE FOLLOWING INFORMATION:
         ----------------------------------------

         Name (first, middle and last):_________________________________________

         Home Street Address:  _________________________________________________

         City, State, Zip Code:  _______________________________________________

         Home Telephone Number: (____) __________________

         Social Security Number: ________________________

II.      YOUR WORK HISTORY AT EDWARD D. JONES & CO., L.P. (" EDWARD JONES"):
         -------------------------------------------------------------------

         According to Edward Jones' payroll records, you held a "Covered Position" (which is defined as a Financial Advisor (a/k/a Investment Representative) and/or salaried or commissioned Financial Advisor Trainee) with Edward Jones in any state within the United States (excluding the State of California) for a total of _____ "Compensable Work Months" between [***INSERT APPROPRIATE COVERED PERIOD****](the "Covered Period"). A "Compensable Work Month" is a calendar month in which you held a Covered Position for at least 15 days during the Covered Period. For example, if you were employed as a Financial Advisor in Pennsylvania between January 1, 2004 and September 14, 2004, your Compensable Work Months would be eight (8).

III.     IF YOU DISPUTE EDWARD JONES' PAYROLL RECORDS:
         ---------------------------------------------

         If you believe that the number of Compensable Work Months listed above is incorrect, please:

         A. Write below the number of Compensable Work Months you held a Covered Position with Edward Jones during the Covered Period, where "Compensable Work Months" means those calendar months in which you held a Covered Position for at least 15 calendar days.

                   ________         Compensable Work Months

         B. Please attach to this Claim Form any documents that support the number of Compensable Work Months you are claiming (for example, pay stubs, payroll records, or registration records). Please be advised that Edward
                                           -----------------------------
Jones' payroll records are presumed to be correct unless the documents you
--------------------------------------------------------------------------
provide prove otherwise.
------------------------

IV.      RELEASE OF CLAIMS: Upon the effective date of the National Settlement,
         -----------------
I understand that I will be deemed to have fully and finally released and discharged Edward Jones from the following claims, as applicable, and will be deemed to be bound by all terms of the National Settlement and the final order approved and entered regarding the National Settlement by the Court:

         A. ALL INDIVIDUALS WHO WERE (OR ARE) EMPLOYED BY EDWARD JONES IN COVERED POSITIONS DURING THE COVERED PERIOD IN ANY STATE EXCEPT THE STATES OF CALIFORNIA, MISSISSIPPI, ALABAMA, AND
                  FLORIDA:

                  1.       RELEASED STATE LAW CLAIMS.

         I hereby fully and finally release and discharge Edward Jones from any and all "wage-and-hour" claims, as well as all rights, demands, liabilities, claims, and causes of action of every nature, character, and description, whether sounding in tort, contract, statute, or other applicable law, whether known or unknown, whether anticipated or unanticipated, based on or relating to the claims that were alleged, or which could have been alleged in the National Action, for any type of relief, including, without limitation, statutory, regulatory, wage order, constitutional, contractual, or common law claims for wages, commissions, overtime pay, business expenses, deduction reimbursement, bonuses, incentives, profit sharing, employee benefits, damages, unpaid costs, penalties, liquidated damages, punitive damages, interest, attorneys' fees, litigation costs and expenses, restitution, or equitable relief, arising during the Covered Period, based on the following categories of allegations:

         1. any and all claims stemming from or based on the alleged failure to pay any type of overtime wages under the laws of any state, excluding the State of California;

         2. any and all claims stemming from or based on the alleged misclassification of employees as exempt employees under any law, excluding the laws of the State of California;

         3. any and all claims stemming from or based on the alleged failure to provide meal and/or rest periods under the laws of any state, excluding the State of California;

         4. any and all claims stemming from or based on the alleged improper assessment of costs, fines, penalties, trade errors, trade losses, charge backs or settlements against employees (i.e., wage deduction claims) including, without limitation, claims for improper trading error deductions, under the laws of any state, excluding the State of California;

         5. any and all claims stemming from or based on the alleged failure to reimburse, indemnify, cover, or pay for business expenses and/or costs, including, without limitation, claims for reimbursement of costs spent on or imposed for any type of business expense or support staff (i.e., business expense or business deduction claims) under the laws of any state, excluding the State of California;

         6. any and all claims stemming from or based on frequency of pay, wage statements, manner of payment, and/or record keeping under the laws of any state, excluding the State of California; and

         7. any and all claims for penalties or damages which allegedly arise from the claims described in subparagraphs (1) through (6) above, including, without limitation, the following types of relief: salary, bonuses, commissions, draws, trips, prizes, awards, incentives, profit sharing, vacation, employee benefits, overtime wages, minimum wages, meal and rest breaks, business expenses, and wage deductions.

         I understand that these released claims include claims meeting the above definition under any and all statutes or regulations of any state (excluding the laws of the State of California), including, without limitation, those asserted in the Second Consolidated Amended Complaint filed in the National Action, and those appearing in the compendium of state specific wage and hour laws set forth in Exhibit 4 to the "Amended Joint Stipulation of Class Action Settlement and Release,"which is currently on file with the Court and attached to the accompanying Notice of Class Action Settlement provided to me in this case.

                  2.       RELEASED FEDERAL LAW CLAIMS.

         In addition to the Released State Law Claims outlined above in
Section IV.A.1 of this Claim Form, in Section IV.G.1 of the accompanying Notice of Class Action Settlement, and in Exhibit 4 to the "Amended Joint Stipulation of Class Action Settlement and Release," I hereby fully and finally release and discharge Edward Jones from any and all federal wage-and-hour claims, rights, demands, liabilities and causes of action of every nature and description arising during the Covered Period pursuant to the Fair Labor Standards Act of 1938, as amended, 29 U.S.C. Section 201, et seq., and applicable regulations, and/or pursuant to federal laws or regulations asserted in the Second Consolidated Amended Complaint filed in the National Action, whether known or unknown, to the fullest extent permitted by law.

         B. ALL INDIVIDUALS WHO WERE (OR ARE) EMPLOYED BY EDWARD JONES IN COVERED POSITIONS DURING THE COVERED PERIOD IN THE STATES OF MISSISSIPPI, ALABAMA, AND FLORIDA:

         I hereby fully and finally release and discharge Edward Jones from any and all federal wage-and-hour claims, rights, demands, liabilities and causes of action of every nature and description arising during the Covered Period pursuant to the Fair Labor Standards Act of 1938, as amended, 29 U.S.C.
Section 201, et seq., and/or pursuant to federal laws or regulations asserted in the Second Consolidated Amended Complaint filed in the National Action, whether known or unknown.

         C.       ALL NATIONAL CLASS MEMBERS - WAIVER OF UNKNOWN CLAIMS:

           I understand that it is the desire of the Parties to fully, finally, and forever settle, compromise, and discharge all applicable claims referenced above in Sections IV.A and IV.B of this Claim Form, in Sections IV.G.1 and IV.G.2 of the accompanying Notice of Class Action Settlement, and in Exhibit 4 to the "Amended Joint Stipulation of Class Action Settlement and Release," which were or which could have been asserted in this National Action against Edward Jones, whether known or unknown, liquidated or unliquidated. As a consequence, I understand that I may hereafter discover facts in addition to or different from those which I now know or believe to be true with respect to the subject matter of the claims referenced in Sections IV.A and IV.B of this Claim Form, in Sections IV.G.1 and IV.G.2 of the accompanying Notice of Class Action Settlement, and in Exhibit 4 to the "Amended Joint Stipulation of Class Action Settlement and Release," but I understand that upon the National Settlement's effective date, I shall be deemed to have, and by operation of the final order approved and entered regarding the National Settlement by the Court shall have, fully, finally, and forever settled and released any and all released claims, whether known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which then exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. I also acknowledge that the foregoing waiver was separately bargained for and a key element of the National Settlement of which this release is a part.

V.       MAILING INSTRUCTIONS:
         ---------------------

         If you disagree with the number of Compensable Months listed above in
Section II, please mail this completed Claim Form, along with any supporting documentation to the Claims Administrator at the address listed below. Your completed Claim Form must be postmarked on or before [** INSERT CLAIM/EXCLUSION/OBJECTION DEADLINE **] or else the number of Compensable Months listed in Section II will be presumed to be correct and you will receive a settlement payment based on the number of Compensable Months printed above. The address of the Claims Administrator is:

                       EDWARD JONES Claims Administrator
                              c/o Rust Consulting
                     [INSERT ADDRESS AND TOLL-FREE NUMBER]

VI.      PLEASE SIGN BELOW:
         ------------------

         I declare under penalty of perjury under the laws of the United States that the foregoing is true and correct.

Dated: ______________               _____________________________________
                                    (Signature)

                                    _____________________________________
                                    (Print Name)



If you have any questions about completing this Claim Form, please contact the Claims Administrator at [** INSERT TELEPHONE NUMBER **]

                             REQUEST FOR EXCLUSION
 Ellis et al. v. Edward D. Jones & Co., L.P., Case No. CV 06-00066 (W.D. Pa.)
 -------------------------------------------

INSTRUCTIONS: IF YOU DO NOT WANT TO PARTICIPATE IN THE SETTLEMENT THAT IS
-------------        ------
DESCRIBED IN THE NOTICE OF CLASS ACTION SETTLEMENT THAT ACCOMPANIES THIS FORM (I.E. THE "NATIONAL SETTLEMENT"), PLEASE COMPLETE THIS REQUEST FOR EXCLUSION FORM IN ITS ENTIRETY, SIGN THE FORM UNDER PENALTY OF PERJURY, AND RETURN IT TO THE CLAIMS ADMINISTRATOR AT THE ADDRESS LISTED BELOW. IF YOU CHOOSE TO COMPLETE THIS REQUEST FOR EXCLUSION, THE DEADLINE FOR MAILING IT TO THE CLAIMS ADMINISTRATOR IS [**INSERT CLAIM/EXCLUSION/OBJECTION DEADLINE**] (AS EVIDENCED BY THE POSTMARK).

I.       PERSONAL INFORMATION:
         ---------------------

         Name (first, middle and last):_________________________________________

         Home Street Address:  _________________________________________________

         City, State, Zip Code:  _______________________________________________

         Home Telephone Number: (____) ____________________

         Social Security Number: __________________________

II.      REQUEST FOR EXCLUSION:
         ----------------------

         By signing and returning this Request for Exclusion Form, I certify, under penalty of perjury, that I have carefully read the Notice of Class Action Settlement and that I wish to be excluded from the National Settlement. I understand this means that I will not receive any money or other benefits
---------------------------------------------------------------------------
under the National Settlement.
-----------------------------

III.     MAILING INSTRUCTIONS:
         ---------------------

         If you choose to return this Request for Exclusion Form, you must mail it to the Claims Administrator at the following address. To be valid, the Request for Exclusion must be postmarked on or before [**CLAIM/EXCLUSION/OBJECTION DEADLINE **]:

                       EDWARD JONES Claims Administrator
                              c/o Rust Consulting
                     [INSERT ADDRESS AND TOLL-FREE NUMBER]

IV.      PLEASE SIGN BELOW:
         ------------------

         I declare under penalty of perjury under the laws of the United States that the foregoing is true and correct.

Dated: ______________               _____________________________________
                                    (Signature)

                                    _____________________________________
                                    (Print Name)

                                   EXHIBIT 4

--------------------------------------------------------------------------------
Alabama                    NONE
--------------------------------------------------------------------------------
Alaska                     Alaska Wage & Hour Act: Alaska Stat. Section
                           23.10.050 - 23.10.150 Sections 23.45.010,
                           23.05.140;
                           Alaska Admin. Code tit. 8, Section 15.100,
                           15.102,15.140, 15.160-15.165, 15.910, Section
                           25.030.
--------------------------------------------------------------------------------
Arizona                    General Wages Statute:  Ariz. Rev. Stat.
                           Sections 23-350 to 362.
--------------------------------------------------------------------------------
Arkansas                   Minimum Wage Act of the State of Arkansas: Ark.
                           Code Ann. Section 11-4-201 et seq.; Section
                           11-4-4-1 et seq.
--------------------------------------------------------------------------------
California                 Cal. Labor Code Sections 23, 200-243, 300, 400-410,
                           500-558, 1171, 1194.2, 2698-99, 2800-2806;
                           Cal. Code of Regs. Tit. 8 Section 11010;
                           California Wage Order 4-2001;
                           Cal. Business and Prof. Code Section 17200-17210.
--------------------------------------------------------------------------------
Colorado                   Colorado Minimum Wages of Workers Act: Colo. Rev.
                           Stat. Section 8-6-101 et seq.;
                           Colo. Rev. Stat. Section 8-4-101, et seq.;
                           Colorado Minimum Wage Order Number 22, (7 Colo.
                           Code. Regs. Section 1103-1);
                           Colorado Advisory Bulletins # 2, 4,10, 21.
--------------------------------------------------------------------------------
Connecticut                Conn. Gen. Stat. Sections 31-51, 31-58, 31-60,
                           31-68, 31-69;
                           Conn. Gen. Stat. Sections 31-70, 31-71, 31-72,
                           31-73, 31-76;
                           Conn. Agencies Regs. Section 31-60-10 - Section
                           31-60-16.
--------------------------------------------------------------------------------
Delaware                   Wage Payment & Collection Act: Del. C. tit. 19,
                           Sections 901- 911, Del. C. Sections 1101 et seq.;
                           10 Del. C. Section 707(a);
                           CDR 65-400-001.
--------------------------------------------------------------------------------
Florida                    NONE
--------------------------------------------------------------------------------
Georgia                    Georgia Minimum Wage Act: O.C.G.A. Section34-4-1,
                           et seq. (including Section 34-4-5);
                           O.C.G.A. Section 34-7-1, et seq. (including Section
                           34-7-2).
--------------------------------------------------------------------------------
Hawaii                     Hawaii Wage and Hour Law: Haw. Rev. Stat. Sections
                           387-1, et seq.;
                           Hawaii Wage Payment Laws: Haw. Rev. Stat. Sections
                           388-1 et seq.;
                           WCHR Section 12-20-01-12-20-06.
--------------------------------------------------------------------------------
Idaho                      Idaho Wage Payment Act: Idaho Code Ann. Sections
                           45-601-45-621, 44-1501, et seq.
--------------------------------------------------------------------------------
Illinois                   Illinois Minimum Wage Act: 820 Ill. Comp. Stat. 105;
                           Illinois Wage Payment & Collection Act: 820 Ill.
                           Comp. Stat. 115;
                           56 Ill. Adm. Code 210.110, 56 Ill. Adm. Code
                           210.400--56 Ill. Adm. Code 210.430 , 56 Ill. Adm.
                           Code 300.510, 300.720, 300.730, 300.820, 300.850.
--------------------------------------------------------------------------------
Indiana                    Minimum Wage Law of 1965: Ind. Code Sections 22-2-2
                           to 22-2-2-13;
                           Ind. Code Sections 34-28-5-4, 35-50-3-3;
                           Indiana Administrative Code: 646 Ind. Adm. Code
                           Section 3-8-14.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Iowa                       Iowa Wage Payment Collection Act: Iowa Code Ch.
                           91A, 91D.
--------------------------------------------------------------------------------
Kansas                     Kansas Minimum Wage and Maximum Hours Law: Kan.
                           Stat. Ann. Sections 44-1201 et seq.;
                           Kansas Wage Payment Statute: Kan. Stat. Ann.
                           Sections 44-312 et seq.;
                           Kan. Admin. Regs. Sections 49-20-1 - 49-21-4,
                           49-30-1-49-30-3. 49-31-7.
--------------------------------------------------------------------------------
Kentucky                   Ky. Rev. Stat. Section 337.010 - 337.385, 337.990;
                           OAG 76-681, 81-14;
                           803 KAR 1:060, et seq.
--------------------------------------------------------------------------------
Louisiana                  La. Rev. Stat. Ann. Section 23:631 - 636;
                           La. Rev. Stat. Ann. Section 23:14.
--------------------------------------------------------------------------------
Maine                      Me. Rev. Stat. Ann. tit. 26, Section 6.64;
                           Me. Rev. Stat. Ann. tit. 26, Section 601, et seq.;
                           Me. Rev. Stat. Ann. tit. 26, Sections 603, 621,
                           622, 629, 635, 663, 664, 665, 668, 670, 671, 672;
                           CMR 12-170-016.
--------------------------------------------------------------------------------
Maryland                   Md. Code Ann., Lab. & Empl. Section 3-401, et seq.,
                           Section 3-501, et seq.;
                           CO MAR 09.12. 41.01 et seq.
--------------------------------------------------------------------------------
Massachusetts              Mass. Gen. Law Ch. 136 Section 5 et seq.;
                           Mass. Gen. Law Ch. 149, Section 1, et seq.;
                           Mass. Gen. Law Ch. 151, Sections 1A, et seq.;
                           455 Mass. Code Regs. 2.01, et seq.;
                           Mass. Gen. Law. Ch. 49 Section 100.
--------------------------------------------------------------------------------
Michigan                   Michigan Minimum Wage Act: Mich. Comp. Laws Ann.
                           Section 408.381 et seq., Section 408.723;
                           Mich. Comp. Law Ann. Sections 408.471- 479, 408.488;
                           MCA Section 12.255.
--------------------------------------------------------------------------------
Minnesota                  Minn. Stat. Sections 177.24, 177.254, 181.03,
                           181.06, 181.32, 181.79;
                           Minn. Stat. Sections 177.25, 177.27, 177.32,
                           181.13, 181.14;
                           Minn. R. 5200.060, et seq.
--------------------------------------------------------------------------------
Mississippi                NONE
--------------------------------------------------------------------------------
Missouri                   Mo. Rev. Stat. Sections 290.55 to 290.530;
                           8 CSR 30-4.010.
--------------------------------------------------------------------------------
Montana                    Montana's Minimum Wage & Overtime Act: Mont. Code
                           Ann. Sections 39-3-401 et seq., 39-3-201 et seq.,
                           39-2-701;
                           Montana's Wages & Wage Protection Act: Mont. Code
                           Ann. Section 39-3-101 et seq.;
                           Montana Admin. Code: 24.16.205, 24.16.2501-2514,
                           34.16.201, 39.3.405, 24.16.6102.
--------------------------------------------------------------------------------
Nebraska                   Nebraska Wage Payment and Collection Act (Neb. Rev.
                           Stat. Section 48-1201 et seq.)
--------------------------------------------------------------------------------
Nevada                     Nev. Rev. Stat. 608-016, et seq.;
                           Nev. Admin. Code Section 608, et seq.
--------------------------------------------------------------------------------
New Hampshire              N.H. Rev. Stat. Ann. Sections 625:9, 651:2, 275:
                           42, et seq., 279:20-27, 275:30-57;
                           N.H. Code Admin. R. Ann. Lab. 803.01, et seq.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
New Jersey                 N.J. Stat. Ann. Section 34:11-4.1, 4.3, 4.4, 4.6;
                           Section 34:11-56(a)-56(a)(30);
                           N.J. A.C. 12:55-1.1, et seq.; 12:56-4.1, et seq.;
                           12:56-5.1, et seq.; 12:56-6.1, et seq.; 12:56-7.1,
                           et seq.
--------------------------------------------------------------------------------
New Mexico                 N.M. Stat. Ann. Section 50-4-2--50-4-30;
                           NMAC 11.1.4.7(C).
--------------------------------------------------------------------------------
New York                   12 N.Y.C.R.R. Part 142;
                           N.Y. CLS Labor Sections 160, 161, 162, 190-199,
                           650, 651, 652, 662, 663.
--------------------------------------------------------------------------------
North Carolina             North Carolina Wage and Hour Act: N.C. Gen. Stat.
                           Section 95-25.1, et seq.;
                           13 N.C. Admin. Code Section 12.0305, Section
                           12.0804- 0805.
--------------------------------------------------------------------------------
North Dakota               Title 34 of the North Dakota Central Code;
                           The North Dakota Minimum Wage and Work Conditions
                           Order (46-02-07);
                           N.D. Admin. Code, , 46-02-07-01 et seq.,
                           46-03-01-01 et seq.
--------------------------------------------------------------------------------
Ohio                       Ohio Minimum Fair Wage Standards, Ohio Rev. Code
                           Ann. Section 4111.03;
                           Ohio Rev. Code Ann. Section 4113.15;
                           Ohio Rev. Code. Ann. Section 4111.09--99.
--------------------------------------------------------------------------------
Oklahoma                   Oklahoma Payday Act: Okla. Stat. tit. 40, Section
                           165.1 et seq.;
                           Oklahoma Minimum Wage Act: Okla. Stat. tit. 40,
                           Section 197.1, et seq.;
                           Okla. Admin Code Sections 380.30 1-7, 380-1-8,
                           380-1-9, 380-1-10.
--------------------------------------------------------------------------------
Oregon                     Or. Rev. Stat. Section 653.025, et seq.;
                           Or. Rev. Stat. Section 652.120, 140, 190, 200, 610,
                           615, 620, 990;
                           Or. Admin. R. 839-020-0000, et seq.
--------------------------------------------------------------------------------
Pennsylvania               Pennsylvania Minimum Wage Act of 1968: 43 Pa. Stat.
                           Ann. Section 333.101 et seq.;
                           Pennsylvania Wage Payment and Collection Law: 43
                           Pa. Stat. Ann. Sections 231, 251, 260.1 et seq.,
                           291.;
                           34 Pa Code Section 231.1 et seq.
--------------------------------------------------------------------------------
Rhode Island               Rhode Island General Laws: R.I. Gen. Laws Sections
                           28-3-14, 28-12-1 et seq., 28-14-1, et seq.
--------------------------------------------------------------------------------
South Carolina             S.C. Code Ann. Section 39-65-10 et seq.;
                           S.C. Code Ann. Section 41-10-10, et seq.
--------------------------------------------------------------------------------
South Dakota               S.D. Codified Laws 60-11-3, et seq.; 60-2-1 et seq.
--------------------------------------------------------------------------------
Tennessee                  Wage Regulation Act: Tenn. Code Ann. Section
                           50-2-101 et seq.
--------------------------------------------------------------------------------
Texas                      Texas Payday Act: Tex. Lab. Code Ann. Section
                           61.001 et seq.;
                           Tex. Lab. Code Ann. Section 62.051 et seq.;
                           Tex. Lab. Code Ann. Section 52.001.
--------------------------------------------------------------------------------
Utah                       Utah Code Ann. Section 34-27-1 et seq., 28-1 et
                           seq., Section 34-40-202 et seq.;
                           UAC R610-3-12(2005).
--------------------------------------------------------------------------------
Vermont                    Vt. Stat. Ann. tit. 21;
                           CVR 24-090-003
--------------------------------------------------------------------------------
Virginia                   Va. Code Ann. Section 40.1-29.
--------------------------------------------------------------------------------
Washington                 Washington Minimum Wage Act: Wash. Rev. Code
                           Section 49.46;
                           Wash. Rev. Code Section 49.12.050--170; Section
                           49.44.160; Section 49.46.010, et seq.; Section
                           49.48.010, et seq.; Section 49.49.010, et seq.;
                           Section 49.52.010, et seq.; Wash. Admin. Code
                           296-128-500, et seq.; 296-126-023, et seq.;
                           296-126-028, et seq.; 296-126-092, et seq.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
West Virginia              W. Va. Code 21-5C-1, et seq.;
                           Wage Payment and Collection, W. Va. Code 21-5-1, et
                           seq.;
                           C.S.R. 42-8-8, 42-8-9.
--------------------------------------------------------------------------------
Wisconsin                  Wis. Admin. Code DWD Sections 272.01, et seq.,
                           274.01, et seq.;
                           Wis. Stat. Sections 103.01, et seq., 109.01-109.11.
--------------------------------------------------------------------------------
Wyoming                    Wyo. Stat. 27-4-101, et seq. (including Section
                           27-4-104); 27-4-201, et seq.;
                           Wyo. Department of Labor Standards Rules, Ch. I,
                           Section 6.
--------------------------------------------------------------------------------

                            ________________, 2007

[STATE] Attorney General [NAME]
Office of the [STATE] Attorney General

[ADDRESS]

         RE: CAFA NOTICE FOR JOINT STIPULATION OF CLASS ACTION SETTLEMENT AND RELEASE IN JAMES E. ELLIS ET AL. V. EDWARD D. JONES & CO., L.P., CASE NO. CV 06-00066 (W.D. PA 2006)

Dear [***INSERT*** ]:

         Defendant Edward D. Jones & Co., L.P. ("Defendant") provides this notice pursuant to the Class Action Fairness Action of 2005 ("CAFA"), which in certain instances requires that a notice like this one be sent to government officials. You are not required to comment on the above-referenced Settlement. However, if you wish to comment, you must do so on or before [***INSERT FINAL APPROVAL HEARING DATE***]. In compliance with its obligations under CAFA, 28 U.S.C. Section 1715, Defendant encloses and/or states the following:

         (1) copies of all relevant complaints;

         (2) The Court held a preliminary approval hearing regarding this Settlement on October 11, 2007. A final approval hearing is currently scheduled before the Court for ___________, 2008, at ____ __.m. EST, in Courtroom A, 208 Penn Traffic Building, 319 Washington Street, Johnstown, PA 15901;

         (3) The proposed forms of notification to class members of the proposed class action Settlement, including the Notice of Class Action Settlement, the Claim Form, and the Request for Exclusion Form;

         (4) The Joint Stipulation of Class Action Settlement and Release in this action;

         (5) The Joint Stipulation of Class Action Settlement and Release in Randall Thill v. Edward D. Jones & Co., L.P. (N.D. Cal. 2005), a related matter;

         (6) At this time, there is no final judgment or notice of dismissal in these actions;

         (7) A list of class members identified from Defendant's available records as residing, or having resided, in your State and the estimated proportionate share of the claims of such members to the entire Settlement;

         (8) At this time, no written judicial opinions relating to the materials described in subparagraphs (3) through (6) above exist.

         If you have any questions about this notice, the lawsuit, or the enclosed materials, or if you did not receive any of the above-listed materials, please contact the Defense counsel listed below.

                                    Sincerely,

                                    David M. Harris
                                    Timothy M. Huskey
                                    Amy L. Blaisdell

                                    Greensfelder, Hemker & Gale, P.C.
                                    10 South Broadway, Suite 2000
                                    St. Louis, Missouri 63102
                                    Tel: (314) 241-9090
                                    Fax: (314) 345-5465
                                    Attorneys for Edward D. Jones & Co. L.P.


                                      2